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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of Earliest Event Reported): August 19, 2002

                             Lifeline Systems, Inc.
             ------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

                                  Massachusetts
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                 (State or Other Jurisdiction of Incorporation)

              000-13617                              042537528
       ------------------------        ------------------------------------
       (Commission File Number)        (I.R.S. Employer Identification No.)

       111 Lawrence Street, Framingham, Massachusetts               01702
       ----------------------------------------------            ----------
       (Address of Principal Executive Offices)                  (Zip Code)

                                 (508) 988-1000
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

                                 ---------------


                                 Not Applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


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Item 5.  Other Events

         Effective August 19, 2002, Lifeline Systems, Inc. (the "Company") entered into Amendment No. 3 to the Rights Agreement dated as of July 24, 1998 by and between the Company and State Street Bank and Trust Company as rights agent (the "Rights Agreement"). The purpose of the amendment was to provide for the appointment by the Company of Registrar & Transfer Company as the rights agent under the Rights Agreement.

         Amendment No. 3 is attached hereto as Exhibit 4.1 and is incorporated herein by reference. The foregoing description of Amendment No. 3 does not purport to be complete and is qualified in its entirety by reference to such Exhibit.







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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       LIFELINE SYSTEMS, INC.

Date:    August 20, 2002               By: /s/ Ronald Feinstein
                                           -------------------------------------
                                           Ronald Feinstein
                                           President and Chief Executive Officer


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                                  Exhibit Index

No.      Description
---      -----------
4.1      Amendment No. 3 to Shareholder Rights Plan dated as of August 19, 2002





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